SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                     FORM 8-K

                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                          SECURITY CAPITAL CORPORATION
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              (Exact name of registrant as specified in its charter)



                                   May 17, 1996
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                 Date of Report (Date of earliest event reported)



            Delaware                1-7921              13-3003070
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       (State or other juris-    (Commission        (I.R.S. Employer
       diction of incorporation) File Number)    Identification No.)



          1111 North Loop West, Suite 400, Houston, Texas  77008
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         (Address of principal executive offices)          (Zip Code)



                                  (713) 880-7100
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            (Registrant's telephone number, including area code)

  Item 2.  Acquisition or Disposition of Assets.
           ------------------------------------

            On May 17, 1996, Possible Dreams, Ltd. ("Possible Dreams"), a Delaware corporation and a subsidiary of P.D. Holdings, Inc., a Delaware corporation ("Holdings") and a subsidiary of Security Capital Corporation, a Delaware corporation ("Security Capital"), acquired substantially all of the assets and assumed certain liabilities of Possible Dreams, Ltd., a Massachusetts corporation, and Columbia National Corporation, a Massachusetts corporation (collectively, the "Sellers").

            The assets purchased consisted of the assets used by the Sellers in the conduct of their business, including cash, accounts receivable, inventories, prepaid expenses, real estate, furniture, fixtures, computer and intellectual property rights and other intangibles. Prior to the acquisition, the Sellers were engaged in the business of designing, importing, warehousing and distributing collectible Christmas figurines and ornaments and, to a lesser extent, religious statues. Sellers had sales of approximately $18,900,000 in 1995. Following the acquisition, Possible Dreams will carry on the business previously conducted by the Sellers. The principal executive office of Possible Dreams is located at Six Perry Drive, Foxboro, Massachusetts 02035, and the telephone number of Possible Dreams at that address is (508) 543-6667.

            The consideration paid to the Sellers and the transaction fees and expenses incurred as of the closing date aggregated $17,598,148.95 and consisted of the following:

            Cash to Sellers:         $9,878,195.00  (including the payoff of
                                                    net amounts due to the
                                                    shareholders of the
                                                    Sellers by the Sellers of
                                                    $402,895.00)

            Refinanced Bank Debt:      4,035,649.22

            Notes Issued to Sellers:   2,460,000.00

            Transaction Fees and
              Expenses:                  744,068.73 (known as of the closing
                                                    date)

            Assumption of Accounts
              Payable and Accrued
              Liabilities:               480,236.00
                                       ------------

                 TOTAL               $17,598,148.95
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


            Of the cash paid to Sellers, $2,700,000 was provided by Security Capital, $300,000 was provided from the proceeds of Class A Common Stock of Holdings purchased by an executive officer of the Sellers, and the balance was borrowed pursuant to the Credit Agreement described below.

            The notes issued to the Sellers are subject to a reduction of $500,000 if EBITDA (as defined in the notes) of the acquired business does not meet a specified level for 1996. The rights of the Sellers under these notes are subordinated to the rights of the Lenders (as defined below).

            The refinanced bank debt referred to above included $3,125,000 of principal under a revolving line of credit which, because of the seasonal nature of Sellers' business, has fluctuated widely depending on the particular time of year. Sellers' revolving credit requirements historically have been highest during the third and fourth calendar quarters.

            In connection with the closing of the acquisition, NationsCredit Commercial Corporation, as agent (the "Agent") for the lenders (collectively, the "Lenders") named in the Credit Agreement, dated as of May 17, 1996, among Possible Dreams, Holdings and the Agent, provided various credit facilities to Possible Dreams to partially finance the acquisition, refinance existing bank debt of the Sellers, provide for seasonal working capital and letter of credit requirements and to pay transaction expenses. The facilities consist of the revolving credit facility referred to above and $9,250,000 in amortizing term debt maturing from five to seven years from the closing date. The facilities are secured by all of the acquired assets as well as by a pledge to the Lenders of the capital stock of Possible Dreams owned by Holdings.

            In connection with this financing, NationsCredit Commercial Corporation was issued a Warrant exercisable for 12.5% of the Class B Common Stock, on a fully diluted basis, of Possible Dreams. The Class B Common Stock is non-voting and convertible at any time into voting, Class A Common Stock of Possible Dreams. The Warrant and related Warrantholders Rights Agreement also provide for certain restrictions on transfer, registration rights, "tag along/drag along" rights and put and call rights.

            In addition, Possible Dreams entered into a Consolidated Income Tax Sharing Agreement with Security Capital and Holdings whereby Possible Dreams will calculate and pay to Security Capital the amount of its income tax liability calculated as if Possible Dreams were not part of a consolidated group. Security Capital will pay to the relevant tax authorities its tax liability, taking into account its own tax position and the utilization of its tax loss carryforwards. The excess of the payment made by Possible Dreams to Security Capital over Security Capital's tax liability will accrue to the benefit of Security Capital, subject to the rights of the Lenders described below.

            Pursuant to a Security Capital Pledge and Guaranty Agreement between the Agent and Security Capital, the Lenders required Security Capital to set aside in a separate account such excess amounts paid by Possible Dreams to Security Capital during the first three years of the Consolidated Income Tax Sharing Agreement and to pledge its rights in such account to


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


  the Lenders as additional collateral for the loans to Possible Dreams.

            Both of the key executives of the Sellers have entered into employment, consulting and non-competition agreements with Possible Dreams. Warren Stanley, who has become President and Chief Executive Officer of Possible Dreams, has signed a five-year employment agreement containing a subsequent consulting and non-competition provision. Arnold Lee, who has become Vice President of Possible Dreams, has signed a three-year employment agreement containing a subsequent consulting and non-competition provision.

            Mr. Stanley also acquired 10% of the Class A Common Stock of Holdings and Messrs. Stanley and Lee were granted options to purchase an additional 10% of such Class A Common Stock at an exercise price per share of $1,904.76. Such persons, Holdings and Security Capital also entered into a Stockholders' Agreement providing for certain restrictions on transfers of the shares of Holdings owned by them, together with certain preemptive rights, rights of first refusal, puts and calls, "tag along/drag along" rights and registration rights with respect to the Class A and Class B Common Stock of Holdings,

            In connection with the acquisition, Security Capital entered into a First Amendment to Advisory Services Agreement with Capital Partners, Inc. pursuant to which Capital Partners, Inc. agreed to assist Security Capital in providing management advisory services to Possible Dreams in the areas of corporate development, strategic planning, investment and financial matters and general business policies in return for an increase of $175,000 per annum in the advisory fee payable to Capital Partners, Inc. under the Advisory Services Agreement entered into in 1990. Possible Dreams will pay Security Capital a fee of $175,000 per annum for the services to be provided to it by Security Capital with the assistance of Capital Partners, Inc. The advisory fee payable to Security Capital is subordinated to the rights of the Lenders.

            The descriptions of the foregoing agreements and promissory notes are qualified in their entirety by reference to the copies of such agreements and promissory notes included as exhibits to this Form 8-K.

  Item 7.  Financial Statements and Exhibits.

  (a) Financial statements of businesses acquired.

            Security Capital believes that it is impracticable to provide any of the required financial statements at the time of filing of this Report on Form 8-K. The required financial statements will be filed as soon as practicable and, in any event, not later than 60 days following the due date of this Form 8-K.



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




  (b) Pro forma financial information.

            Security Capital believes that it is impracticable to provide any of the required pro forma financial information at the time of filing of this Report on Form 8-K. The required pro forma financial information will be filed as soon as practicable and, in any event, not later than 60 days following the due date of this Form 8-K.

  (c) Exhibits.

            1. Asset Purchase Agreement, dated as of May 17, 1996, by and among Possible Dreams, Ltd., a Massachusetts corporation, Columbia National Corporation, a Massachusetts corporation, Leonard Miller, Richard L. Seegal, as trustee of the Samuel C. Miller Trust u/d/t 8/5/85, Warren Stanley and Arnold Lee and Possible Dreams, Ltd., a Delaware corporation ("Possible Dreams").

            2. Subordinated Promissory Note, dated May 17, 1996, in the amount of $2,128,000, from Possible Dreams to Possible Dreams, Ltd., a Massachusetts corporation.

            3. Subordinated Promissory Note, dated May 17, 1996, in the amount of $332,000, from Possible Dreams to Columbia National Corporation.

            4. Credit Agreement, dated as of May 17, 1996, among Possible Dreams, P.D. Holdings, Inc., a Delaware corporation ("Holdings"), the Lenders referred to therein and NationsCredit Commercial Corporation
  ("NationsCredit"), as Agent.

            5.  Warrant, dated May 17, 1996, from Possible Dreams to
  NationsCredit.

            6. Warrantholders Rights Agreement, dated as of May 17, 1996, among Possible Dreams, Holdings, Security Capital Corporation ("Security Capital"), Warren Stanley and Arnold Lee and NationsCredit.

            7. Security Capital Pledge and Guaranty Agreement, dated as of May 17, 1996, between Security Capital and NationsCredit, as Agent.

            8. Holdings Pledge Agreement, dated as of May 17, 1996, among Holdings and NationsCredit, as Agent.





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


            9. Investors Subordination Agreement, dated as of May 17, 1996, among Possible Dreams, the Subordinated Obligations Holders (as defined therein) and NationsCredit, as Agent.

            10. Sellers Subordination Agreement, dated as of May 17, 1996, among Possible Dreams, the Subordinated Obligations Holders (as defined therein) and NationsCredit, as Agent.

            11. Stockholders' Agreement, dated as of May 17, 1996, among Holdings, Arnold Lee, Warren Stanley and Security Capital.

            12. Employment, Consulting and Non-Competition Agreement, dated May 17, 1996, by and between Possible Dreams and Warren Stanley.

            13. Employment, Consulting and Non-Competition Agreement, dated May 17, 1996, by and between Possible Dreams and Arnold Lee.

            14. First Amendment to Advisory Services Agreement, dated as of May 17, 1996, by and between Security Capital and Capital Partners, Inc.

            15. Consolidated Income Tax Sharing Agreement, dated as of May 17, 1996, among Possible Dreams, Holdings and Security Capital.









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



                                     Signature
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            Pursuant to the requirements of the Securities Exchange Act of

  1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     SECURITY CAPITAL CORPORATION

                                          (Registrant)



  Dated:  May 31, 1996               By:  /s/ A. George Gebauer
                                          -------------------------
                                          A. George Gebauer
                                          President













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

                                   Exhibit Index
                                   -------------

                                                                   Sequentially
                                                                   Numbered
  Item No.  Description                                            Page
  --------  -----------                                            ------------


  1. Asset Purchase Agreement, dated as of May 17, 1996, by and among Possible Dreams, Ltd., a Massachusetts corporation, Columbia National Corporation, a Massachusetts corporation, Leonard Miller, Richard L. Seegal, as trustee of the Samuel C. Miller Trust u/d/t 8/5/85, Warren Stanley and Arnold Lee and Possible Dreams, Ltd., a Delaware corporation ("Possible Dreams").

  2. Subordinated Promissory Note, dated May 17, 1996, in the amount of $2,128,000, from Possible Dreams to Possible Dreams, Ltd., a Massachusetts corporation.

  3. Subordinated Promissory Note, dated May 17, 1996, in the amount of $332,000, from Possible Dreams to Columbia
            National Corporation.

  4. Credit Agreement, dated as of May 17, 1996, among Possible Dreams, P.D. Holdings, Inc., a Delaware corporation ("Holdings"), the Lenders referred to therein and NationsCredit Commercial Corporation ("NationsCredit"), as Agent.

  5.        Warrant, dated May 17, 1996, from Possible Dreams to
            NationsCredit.

  6.        Warrantholders Rights Agreement, dated as of May 17,
            1996, among Possible Dreams, Holdings, Security Capital Corporation ("Security Capital"), Warren Stanley and
            Arnold Lee and NationsCredit.

  7. Security Capital Pledge and Guaranty Agreement, dated as of May 17, 1996, between Security Capital and
            NationsCredit, as Agent.

  8. Holdings Pledge Agreement, dated as of May 17, 1996, among Holdings and NationsCredit, as Agent.

                                                                    Sequentially
                                                                    Numbered
  Item No.  Description                                             Page
  --------  -----------                                             ------------


  9. Investors Subordination Agreement, dated as of May 17, 1996, among Possible Dreams, the Subordinated Obligations Holders (as defined therein) and NationsCredit, as Agent.

  10.       Sellers Subordination Agreement, dated as of May 17,
            1996, among Possible Dreams, the Subordinated Obligations Holders (as defined therein) and NationsCredit, as Agent.

  11. Stockholders' Agreement, dated as of May 17, 1996, among Holdings, Arnold Lee, Warren Stanley and Security
            Capital.

  12. Employment, Consulting and Non-Competition Agreement, dated May 17, 1996, by and between Possible Dreams and Warren Stanley.

  13. Employment, Consulting and Non-Competition Agreement, dated May 17, 1996, by and between Possible Dreams and Arnold Lee.

  14. First Amendment to Advisory Services Agreement, dated as of May 17, 1996, by and between Security Capital and Capital Partners, Inc.

  15. Consolidated Income Tax Sharing Agreement, dated as of May 17, 1996, among Possible Dreams, Holdings and Security Capital.



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